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                                                                    EXHIBIT 99.6

                                                                          Page 1

                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1996-A
                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)

RECEIVABLES

Beginning of the Month Principal Receivables:                $ 2,724,412,350.06
Beginning of the Month Finance Charge Receivables:           $   122,550,039.88
Beginning of the Month Discounted Receivables:               $             0.00
Beginning of the Month Total Receivables:                    $ 2,846,962,389.94

Removed Principal Receivables:                               $             0.00
Removed Finance Charge Receivables:                          $             0.00
Removed Total Receivables:                                   $             0.00

Additional Principal Receivables:                            $             0.00
Additional Finance Charge Receivables:                       $             0.00
Additional Total Receivables:                                $             0.00

Discounted Receivables Generated this Period:                $             0.00

End of the Month Principal Receivables:                      $ 2,642,515,677.67
End of the Month Finance Charge Receivables:                 $   125,027,951.06
End of the Month Discounted Receivables:                     $             0.00
End of the Month Total Receivables:                          $ 2,767,543,628.73

Special Funding Account Balance                              $             0.00
Aggregate Invested Amount (all Master Trust Series)          $ 2,300,000,000.00
End of the Month Transferor Amount                           $   342,515,677.67
End of the Month Transferor Percentage                                    12.96%


DELINQUENCIES AND LOSSES

End of the Month Delinquencies:                                 RECEIVABLES


     30-59 Days Delinquent                                  $     61,053,470.27
     60-89 Days Delinquent                                  $     45,830,613.41
     90+ Days Delinquent                                    $    101,518,284.91
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                                                                          Page 2

     Total 30+ Days Delinquent                                 $ 208,402,368.59
     Delinquent Percentage                                                 7.53%

Defaulted Accounts During the Month                            $  20,063,362.42
Annualized Default Percentage                                              8.84%

Principal Collections                                            375,517,214.43
Principal Payment Rate                                                    13.78%

Total Payment Rate                                                        14.72%


INVESTED AMOUNTS

     Class A Initial Invested Amount                           $ 369,000,000.00
     Class B Initial Invested Amount                           $  38,250,000.00
     Class C Initial Invested Amount                           $  42,750,000.00

INITIAL INVESTED AMOUNT                                        $ 450,000,000.00

     Class A Invested Amount                                   $ 369,000,000.00
     Class B Invested Amount                                   $  38,250,000.00
     Class C Invested Amount                                   $  42,750,000.00

INVESTED AMOUNT                                                $ 450,000,000.00

FLOATING ALLOCATION PERCENTAGE                                            16.52%
PRINCIPAL ALLOCATION PERCENTAGE                                           16.52%

MONTHLY SERVICING FEE                                          $     562,500.00

INVESTOR DEFAULT AMOUNT                                        $   3,313,925.76

CLASS A AVAILABLE FUNDS--


CLASS A FLOATING PERCENTAGE                                               82.00%

     Class A Finance Charge Collections                        $   6,359,022.43
     Other Amounts                                             $           0.00

TOTAL CLASS A AVAILABLE FUNDS                                  $   6,359,022.43
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                                                                          Page 3

     Class A Monthly Interest                                    $ 1,705,497.50
     Class A Servicing Fee                                       $   461,250.00
     Class A Investor Default Amount                             $ 2,717,419.12

TOTAL CLASS A EXCESS SPREAD                                      $ 1,474,855.81


REQUIRED AMOUNT                                                  $         0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                                8.50%

     Class B Finance Charge Collections                          $   659,166.95
     Other Amounts                                               $         0.00

TOTAL CLASS B AVAILABLE FUNDS                                    $   659,166.95

     Class B Monthly Interest                                    $   183,483.13
     Class B Servicing Fee                                       $    47,812.50

TOTAL CLASS B EXCESS SPREAD                                      $   427,871.32
CLASS B INVESTOR DEFAULT AMOUNT                                      281,683.69
CLASS B REQUIRED AMOUNT                                              281,683.69


EXCESS SPREAD --


TOTAL EXCESS SPREAD                                              $ 2,586,005.62


     Excess Spread Applied to Class A Required Amount            $         0.00

     Excess Spread Applied to Class A Investor
     Charge Offs                                                 $         0.00

     Excess Spread Applied to Class B
     Required Amount                                             $   281,683.69

     Excess Spread Applied to Reductions of
     Class B Invested Amount                                     $         0.00
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                                                                          Page 4

     Excess Spread Applied to Class C Required Amount            $   540,673.58

     Excess Spread Applied to Reductions of
     Class C Invested Amount                                     $         0.00

     Excess Spread Applied to Monthly Cash                       $    93,750.00
     Collateral Fee

     Excess Spread Applied to Cash Collateral                    $         0.00
     Account

     Excess Spread Applied to Spread Account                     $ 1,669,898.35

     Excess Spread Applied to Reserve Account                    $         0.00

     Excess Spread Applied to other amounts owed
     Cash Collateral Depositor                                   $         0.00

     Excess Spread Applied to other amounts owed
     to Spread Account Residual Interest Holders                 $         0.00


TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                      $         0.00


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                                $         0.00


SERIES 1996-A EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO
SERIES 1996-A                                                    $         0.00

     Excess Finance Charge Collections Applied to
     Class A Required Amount                                     $         0.00

     Excess Finance Charge Collections Applied to
     Class A Investor Charge Offs                                $         0.00

     Excess Finance Charge Collections Applied to
     Class B Required Amount                                     $         0.00
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                                                                          Page 5

     Excess Finance Charge Collections Applied to
     Reductions of Class B Invested Amount                      $          0.00


     Excess Finance Charge Collections Applied to
     Class C Required Amount                                    $          0.00

     Excess Finance Charge Collections Applied to
     Reductions of Class C Invested Amount                      $          0.00

     Excess Finance Charge Collections Applied to
     Monthly Cash Collateral Fee                                $          0.00

     Excess Finance Charge Collections Applied to
     other amounts owed Cash Collateral Depositor               $          0.00

     Excess Finance Charge Collections Applied to
     other amounts owed to Spread Account Residual
     Interest Holders                                           $          0.00


YIELD AND BASE RATE --

     Base Rate (Current Month)                                             8.04%
     Base Rate (Prior Month)                                               8.71%
     Base Rate (Two Months Ago)                                            7.68%

THREE MONTH AVERAGE BASE RATE                                              8.14%

     Portfolio Yield (Current Month)                                      11.84%
     Portfolio Yield (Prior Month)                                        13.48%
     Portfolio Yield (Two Months Ago)                                     11.77%

THREE MONTH AVERAGE PORTFOLIO YIELD                                       12.36%

PRINCIPAL COLLECTIONS --

TOTAL PRINCIPAL COLLECTIONS                                     $ 62,025,304.86

REALLOCATED PRINCIPAL COLLECTIONS

                     Allocable to Class C Interests             $          0.00

                     Allocable to Class B Certificates          $          0.00


SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER SERIES        $          0.00

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                                                                          Page 6

CLASS A SCHEDULED AMORTIZATION --

     Controlled Amortization Amount                              $          0.00
     Deficit Controlled Amortization Amount                      $          0.00


CONTROLLED DEPOSIT AMOUNT                                        $          0.00


CLASS B SCHEDULED AMORTIZATION --

     Controlled Accumulation Amount                              $          0.00
     Deficit Controlled Accumulation Amount                      $          0.00

CONTROLLED DEPOSIT AMOUNT                                        $          0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL SHARING      $ 62,025,304.86


INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                                     $          0.00

CLASS B INVESTOR CHARGE OFFS                                     $          0.00

CLASS C INVESTOR CHARGE OFFS                                     $          0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                          $          0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                          $          0.00
PREVIOUS CLASS C CHARGE OFFS REIMBURSED                          $          0.00

CASH COLLATERAL ACCOUNT --


     Required Cash Collateral Amount                             $ 13,500,000.00
     Available Cash Collateral Amount                            $ 13,500,000.00
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                                                                          Page 7

TOTAL DRAW AMOUNT                                                $          0.00
CASH COLLATERAL ACCOUNT SURPLUS                                  $          0.00


                                                    First USA Bank, NA
                                                    as Servicer


                                                    By: /s/ Tracie Klein
                                                       -----------------------
                                                          Tracie H. Klein
                                                          First Vice President